White Mountains Insurance Group, Ltd. Annual Investor Presentation Exhibit 99.1

1 Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward- looking statements include, among others, statements with respect to White Mountains’s: (i) change in book value per share, adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; (v) projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risk factors set forth in our Form 10-K for the year ended December 31, 2021; (ii) the risk that the sale of NSM may not be completed on the currently contemplated timeline or at all; (iii) claims arising from catastrophic events, such as hurricanes, earthquakes, floods, fires, severe winter weather, public health crises, terrorist attacks, explosions, infrastructure failures, cyber-attacks or armed conflicts; (iv) recorded loss reserves subsequently proving to have been inadequate; (v) the market value of White Mountains’s investment in MediaAlpha; (vi) the trends and uncertainties from the COVID-19 pandemic, including the judicial interpretations on the extent of insurance coverage provided by insurers for COVID-19 pandemic-related claims; (vii) business opportunities (or lack thereof) that may be presented to it and pursued; (viii) actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (ix) the continued availability of capital and financing; (x) deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease (including the COVID-19 pandemic) and corresponding mitigation efforts; (xi) competitive forces, including the conduct of other insurers; (xii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and (xiii) other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

2 Notes and Non-GAAP Financial Measures Notes Management has adjusted certain amounts within this presentation. Management believes the adjusted amounts to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The adjusted amounts are noted and described on p. 47 in the Appendices. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The non-GAAP financial measures included in this presentation, and the number of the page on which each measure is first shown, are listed below. • ABVPS (p. 5) • Growth in ABVPS (p. 13) • Growth in ABVPS, Excluding MAX (p. 14) • Pro forma Owners’ Capital Per Share (p. 16) • Ark Adjusted Combined Ratio (p. 24) • Kudu Annualized Adjusted EBITDA and Levered Return (p. 27) • Total Portfolio (p. 39) • Fixed Income (p. 40) • Equities and Alternatives (p. 40) • Equity Exposure (p. 40) • Total Portfolio Return (p. 41) • Fixed Income Return (p. 41) • Equity and Alternative Return (p. 41) Please see p. 48-55 in the Appendices for a reconciliation of each non-GAAP measure to its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation is available on our website: www.whitemountains.com.

3 Introductions  WTM board of directors  WTM senior team  Operating company senior teams

Developments in 1H22

5 Key Developments in 1H22  Executed three significant and value-adding transactions in 1H22: – Announced sale of NSM to Carlyle – Closed and funded HG Global senior debt facility – Closed and funded Kudu equity raise with MassMutual  Total ABVPS gain of ~$282  Total net proceeds of $1.4 billion  Undeployed capital will increase to $1.7 billion

6 Sale of NSM  On May 9, WTM announced sale of NSM to Carlyle; expect to close in 3Q22  Transaction values NSM at $1.775 billion  Caps successful investment in NSM: – Fair entry price – Strong management team and alignment – Healthy organic growth – Six “specialty rollup” transactions – Multiple expansion  Tale of the tape: – $0.5 billion equity capital invested  $1.3 billion returned – Projected 2.7x MOIC and 31% IRR

7 HG Global Senior Debt Facility  On April 29, HG Global funded a new $150 million senior debt facility – Investment grade rated (BBB/Kroll) – Lenders are Hudson Structured and Security Benefit  $120 million of net proceeds distributed to HG Global shareholders ($116 million to WTM)  Important transaction for HG Global / BAM enterprise – Demonstrates continued financial progress – Significant return of equity capital – Potentially replicable

8 Kudu Minority Equity Raise  On May 26, Kudu closed and funded a $114 million equity capital raise – MassMutual contributed $64 million in exchange for a 9.9% common equity stake – WTM contributed $50 million pari passu  Pre-money valuation = 1.3x (or $114 million above) 4Q21 book value of Kudu’s go-forward portfolio  ABVPS gain of “only” $2  GAAP recognizes 9.9% of valuation step-up  Important transaction for Kudu: – Onboards a strategic, value-adding partner – Adds considerable dry powder for robust deal pipeline – Recognizes value created at Kudu to date

9 Impact of 1H22 Transactions Undeployed Capital ABVPS [1] $ in m ill io ns [2]

10 $1.7 $0.0 $1.0 $1.8 $2.2 $3.3 $3.3 $3.5 $3.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q17 2017 2018 2019 2020 2021 1Q22A 1Q22 PF $ in b ill io ns Capital distributions, cumulative New capital deployments, cumulative Undeployed capital Distributions, Deployments and Undeployed Capital [4][3] [2]

11 Financial Position  Pro forma total capital of $5.2 billion, mostly in common shareholders’ equity – No financial leverage at parent – Prudent financial leverage at opcos: Kudu, Ark, HG Global – Pro forma consolidated debt to total capital of 11%  Pro forma undeployed capital [2] of $1.7 billion, or 33% of total capital

Year in Review

13 Performance Recap 2019 to Year ended 1Q22 PF 2019 2020 2021 1Q22 PF Annualized Growth in ABVPS 14.8% 24.2% -5.7% 24.9% 17.3% Growth in MVPS [5] 30.2% -10.2% 1.4% 22.9% 12.3%

14 Recent Returns in Context YTD May 31, Book value returns 2021 Market value returns 2021 2022 WTM ABVPS -5.7% WTM 1.4% 22.9% WTM ABVPS, Excluding MAX 4.3% Dowling & Partners Composite [7] 7.8% n/a Dowling & Partners Composite TVC [6] 5.8% S&P 500 28.7% -12.8% S&P P&C Insurance Total Return 19.3% 14.4%

Operating Businesses

16 Owners’ Capital Per Share at the End of 1Q22 [8] Total: $1,204 ABVPS Total: $1,486 ABVPS 1Q22 1Q22 PF HG Global $290 Ark $221 Kudu $175 NSM $157 MediaAlpha $94 PC/DS $42 Elementum $15 Other operating businesses $36 Strategic investments & other $79 Undeployed capital $95 HG Global $251 Ark $221 Kudu $177 MediaAlpha $94 PC/DS $42 Elementum $15 Other operating businesses $36 Strategic investments & other $79 Undeployed capital $571

17 Key Businesses Going Forward Company Initial investment year WTM ownership [9] Management ownership [9] ABV [8] ($ in millions) Per share [8] ($) 2012 97% 3% $745 $251 2021 63% 37% 656 221 2018 76% 16% 526 177 2014 25% 33% 280 94 2015 54% 46% 125 42 2019 30% 70% 45 15

18 HG Global / BAM: Overview  Financial guarantor, insuring essential public purpose municipal bonds  BAM is a mutual company owned by its municipality policyholders  HG Re is a stock company owned by WTM; provides first-loss reinsurance to BAM  WTM economics come in two forms: – Surplus note interest – HG Re reinsurance profits

19 HG Global / BAM: Recent Results  Total premiums [10] of $118 million in 2021 – Second-best year on record, trailing only 2020 – Par insured hit all-time high of $17.5 billion (up 1% YOY) – Total pricing [10] declined to 0.67%; risk-adjusted pricing remained above target  Five years of increasing regular cash payments on surplus notes; total payments of $189 million  Total premiums [10] of $22 million in 1Q22 – Best 1Q on record (ex-reinsurance/one-offs) – Tailwinds from higher yields and market volatility, particularly in the secondary market  No missed payments in portfolio; no credits currently on watch list

20 HG Global / BAM: Market Environment Year ended ($ in billions) 2019 2020 2021 1Q22 Total new municipal bond issuance 407$ 459$ 458$ 97$ Insured penetration, overall 6% 8% 8% 8% Insured penetration, target market 18% 27% 27% 26% BAM market share (transactions) 53% 56% 53% 58% 10YT (period end) 1.92% 0.93% 1.52% 2.32% AA-A credit spread (average) 7 bps 14 bps 11 bps 10 bps

21 HG Global / BAM: Financial Snapshot Year ended ($ in millions, except where stated) 2019 2020 2021 1Q22 Par insured ($ in billions) 12.8$ 17.3$ 17.5$ 3.5$ Total pricing [10] 83 bps 76 bps 67 bps 63 bps Primary + surety 53 bps 59 bps 57 bps 45 bps Secondary and assumed reinsurance 219 bps 197 bps 155 bps 134 bps S&P RAP 4.1% 4.3% 4.1% 3.7% Total premiums [10] 107$ 131$ 118$ 22$ Primary + surety 54 91 88 13 Secondary and assumed reinsurance 53 41 30 9 Claims paying resources 938$ 987$ 1,192$ 1,201$ 97% of HG Global's UPR, net of DAC 115 138 154 155

22 Ark: Overview  Specialized P&C (re)insurance business  Founded in 2007 by Ian Beaton and Nick Bonnar  Writes five major lines of business: property, specialty, marine & energy, A&H and casualty  Business written via: – Lloyd’s Syndicates 4020 and 3902 – Bermuda-based reinsurer Group Ark Insurance Ltd.  Top-quartile underwriter at Lloyd’s

23 Ark: Relative Performance 2012-2021 Profitability and Volatility [11] ERS 218 Arch 1955 Antares 1274 Hamilton 4000 CNA Hardy 382 Canopius 4444 Argenta 2121 Brit 2987 Argo 1200 Liberty 4472 QBE 386 Newline 1218 HCC 4141 Atrium 609 Aegis 1225 ARK 4020 Chaucer 1084 Ascot 1414 Munich Re 457Beazley 2623Arch 2012 Beazley 623 TMK 510 QBE 2999 Talbot 1183 Star 1919 Ariel Re 1910 Hiscox 33 MAP 2791 Chubb 2488Beazley 3623 AXA XL 2003 RenRe 1458 Navigators 1221 Lancs 2010 Faraday 435 Aspen 4711 Hiscox 3624 MS Amlin 2001 Apollo 1969 Markel 3000 Channel 2015 Travelers 5000Sirius 1945 Allied W. 2232 WRB 1967 Beat 4242 Cin. Glob. 318 Less Profitable More Profitable L es s V ol at ile M or e V ol at ile

24 Ark: Recent Results  Strong execution of “scale-up” plan – Signed and closed WTM transaction – Licensed and staffed a Class IV Insurer in Bermuda – Received A.M. Best rating of “A/stable” (highest in “Class of 2020”) – Optimized capital structure; issued $163 million of subordinated debt  Strong results in 2021 – Adjusted Combined Ratio of 85%, despite heavy cat year for the industry – Gross written premiums of $1.06 billion, up 77% YOY; blended rate change up 8%  Continued momentum in 1Q22 – Adjusted Combined Ratio of 101%, impacted by Ukraine – Gross written premiums up 57% QOQ; blended rate change up 9%

25 Ark: Financial Snapshot $472 $598 $1,059 $1,287 98% 98% 85% 101% 0% 20% 40% 60% 80% 100% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 1Q22 TTM A djusted Com bined Ratio [12] G ro ss W rit te n Pr em iu m s ( $ in m ill io ns ) Property Specialty Marine & Energy A&H Casualty Adjusted Combined Ratio

26 Kudu: Overview [13]  Provides capital solutions and advisory services to boutique asset and wealth managers – Generational ownership transfers – Management buyouts – Acquisition and growth finance – Legacy partner liquidity  Deals typically structured as revenue shares: healthy running cash yield plus an equity kicker  Total gross deployed capital of $665 million inception to date  ~$120 million of dry powder on hand after 1H22 transactions; robust deal pipeline

27 Kudu: Recent Results  Strong 2021 results – Annualized Adjusted EBITDA [14] of $48 million – Levered Return of 11% – Total portfolio fair value up 18% YOY on a same store basis  Deployed $225 million into four new deals and two follow-ons  Closed $300 million investment grade-rated debt facility with MassMutual  First exits: – BOS merged with Cerity Partners, generating $44 million of proceeds and a 37% IRR – TIG announced SPAC merger transaction; expected to close in 2H22  Continued momentum in 1Q22 despite market volatility – Annualized Adjusted EBITDA [14] flat; Levered Return up slightly – Total portfolio fair value up 3% QOQ on a same store basis

28 $290 $424 $692 $713 $872 $872 7% 8% 11% 11% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2019 2020 2021 1Q22 1Q22 PF 1Q22 PF (Gramercy) Levered Return To ta l C ap ita l, ne t [1 5] ($ in m ill io ns ) Equity capital drawn, net Debt capital drawn, net Retained earnings New dry powder Levered Return Kudu: Financial Snapshot $21 Annualized Adjusted EBITDA [14]: $29 $48 $48 [16]

29 MediaAlpha: Overview  Online customer acquisition technology company (NYSE: MAX)  Industry-leading marketplaces for real-time transactions across clicks, calls and leads  Multiple verticals, including P&C, health and life insurance  Fee-based economic model: percentage taken from all marketplace transactions

MediaAlpha: Recent Results

MediaAlpha

- MAX share price declined during 2021 → unrealized mark-to-market loss of ~$400 million
  - Sharp turn in underwriting cycle caused pullback in auto carrier ad spend
- Solid 2021 results despite this pullback
  - Transaction Value exceeded $1 billion, a new record high and up 25% YOY
  - Adjusted EBITDA of $58 million, flat YOY
- 1Q22 developments:
  - Share price up in 1Q, down in 2Q
  - Adjusted EBITDA decreased to $49 million on continued pullback in auto / P&C
  - Capital management: closed a rollup acquisition and implemented a share repurchase program
- Perspective:
  - MAX has produced an 8.9x MOIC in cash, and we hold 16.9 million shares of continuing upside
  - Looking through the underwriting cycle, the secular shift to digital advertising is in the early innings

30

White Mountains

31 $38 $101 $150 $175 $219 $396 $560 $816 $1,019 $996 $1 $6 $7 $7 $11 $32 $43 $58 $58 $49 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 TTM A djusted E BITD A ($ in m illions) Tr an sa ct io n V alu e ($ in m ill io ns ) Transaction Value - p&c Transaction Value - health & life Transaction Value - other Adjusted EBITDA MediaAlpha: Financial Snapshot $28Net invested capital: $27 $16 $22 $31 $21 $(77) $(201) $(361) $(361)

32 PassportCard / DavidShield: Overview  Offers travel and expat medical insurance  Delivers coverage and services in 200+ territories around the world  Real-time, paperless insurance solution, delivered via debit card technology  Superior customer experience, premium pricing and high reactivation rates  Originally launched in Israel; select international expansion  Economic model is commission-based (base and profit); no net risk retention

33 PassportCard / DavidShield: Recent Results  Directly impacted by the COVID-19 pandemic  Bounceback results in 2021, driven by the resumption of leisure travel – Core premiums of $108 million (up 77% YOY) ● Travel premiums of $54 million (up 360% YOY) ● Expat medical premiums of $54 million (up 8% YOY to an all-time high) – Core EBITDA of $14 million (up from $2 million in 2020)  Strong 1Q22 results and bullish FY22 outlook – 1Q22 TTM core premiums of $154 million  surpassed pre-pandemic levels – Demand, pricing and market share all up; number of Israeli travelers at 65% of pre-pandemic levels  International growth initiatives ongoing

PassportCard / DavidShield: Financial Snapshot



Controlled Premiums ($ in millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$55
$6
$79
$6
$107
$10
$132
$16
$154
$17
$75
$2
$125
$14
$154
$14
2015
2016
2017
2018
2019
2020
2021
1Q22 TTM
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
Core EBITDA ($ in millions)
Core - IPMI
Core - Leisure Travel
Fee Revenues
Core EBITDA

34

35 Elementum: Overview  One of the largest independent managers of insurance-linked securities (ILS)  Manages portfolios of natural catastrophe event risk on behalf of institutional investors  Accesses risk via a range of instruments: – Catastrophe bonds – Collateralized reinsurance investments – Primary insurance  Delivers a range of risk/return and liquidity profiles  Fee-based business (management fees and performance fees)  In addition to our stake in the business, WTM has $52 million invested in four Elementum funds

36 Elementum: Recent Results  Flattish results in 2021 – AUM decreased 3% to $4.2 billion – Adjusted EBITDA roughly flat at $13 million – WTM received cash dividends of $3.6 million  cash yield of 7% – Our investments in the Elementum funds produced a blended return of +0.8%  Flattish start to 2022 – AUM flat at $4.2 billion – TTM Adjusted EBITDA down a touch to $12 million – Market conditions for ILS investing are attractive

Investment Portfolio

38 Investments: Philosophy and Approach  Invest for total return  Investment decisions take into account broader capital position and corporate needs  Low equity exposure currently given: – Limited undeployed capital at parent (will change when NSM sale is closed) – Limited equity capacity at core balance sheet businesses (chiefly HG Global and Ark)

39 Investments: Mandates Total Portfolio [17] Mandate 1Q22 Current position Objectives Ark $1.6 billion ▪ Fixed income ▪ Preserve capital ▪ Equities and alternatives ▪ Meet insurance obligations ▪ Manage for total return HG Re $0.5 billion ▪ Fixed income ▪ Preserve claims paying resources and liquidity Parent $0.6 billion ▪ Fixed income ▪ Safeguard known capital commitments ▪ Equities and alternatives ▪ Manage for total return

40 Investments: Composition [17] ($ in millions) Ark HG Re Parent Consolidated Fixed Income 1,252$ 466$ 393$ 2,111$ Equities and Alternatives 332 - 166 498 Total Portfolio 1,584$ 466$ 559$ 2,609$ Fixed income duration (years) 1.4 4.0 2.8 2.3 Fixed income credit quality A AA- A A Equity Exposure 38% 0% n/a 38% As of March 31, 2022

41 Investments: Performance [18] Year ended 2020 2021 1Q22 Total Portfolio Return 3.5% 2.3% -0.3% ICE BofAML 10YT + 150 bps 12.1% -2.2% -6.4% Conventional Wisdom Benchmark [19] 9.5% 2.6% -5.7% Fixed Income Return 4.8% -0.4% -2.4% BBG Intermediate U.S. Aggregate Index 5.6% -1.3% -4.7% Equity and Alternative Return 2.7% 25.3% 9.7% S&P 500 Index 18.4% 28.7% -4.6%

What to Expect

43 What to Expect from Us  More of the same  Focused on growing per share values over long periods of time  Not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners  Deploying/distributing capital patiently and intelligently

44 Wise Words… 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - ABVPS PF 19.8% 13.5% 10.3% 10.5% 13.7% WTM - MVPS [5] 11.7% 7.3% 9.6% 7.1% 12.0% S&P 500 15.7% 16.0% 14.6% 9.3% 11.5% S&P P&C Insurance Total Return [20] 28.9% 15.4% 17.1% 9.2% 9.9% Return periods ended March 31, 2022

45 Track Record $20 $75 $280 $1,050 Year 1990 1995 2000 2005 2010 2015 2020 Pro forma Adjusted Book Value Per Share * Market Value Per Share * Growth since IPO: Pro forma Adjusted Book Value Per Share 14% annualized, including dividends Market Value Per Share 12% annualized, including dividends Black Monday Financial Market Collapse * as of 5/31/22 Fireman’s Fund Corp. IPO $25.75 Sale of Fireman’s Fund Insurance Sirius America Acquisition OneBeacon Acquisition OneBeacon IPO Symetra IPO Sale of Esurance & AFI Sales of OneBeacon, Sirius Group, Symetra & Tranzact $1,486* $1,245* White River Spin-off Re- domestication to Bermuda Esurance Acquisition Sirius International Acquisition Symetra Investment Answer Financial (AFI) Acquisition Build America Mutual (BAM) Launch * as of 3/31/22 Kudu and NSM Acquisitions Ark Acquisition & MAX IPO NSM Sale Announced

Appendices 1. Notes (p. 47) 2. Non-GAAP Financial Measures (p. 48)

47 Notes 1. 1Q22 undeployed capital figure includes (i) $58 million of investment receivables, less (ii) $50 million commitment to Kudu. 2. 1Q22 PF amount is adjusted to include the impact of 1H22 transactions, namely (i) the announced sale of NSM, (ii) dividends in connection with the new HG Global senior debt facility, and (iii) Kudu’s equity raise with MassMutual. 3. 1Q17 undeployed capital amount is adjusted to reflect the OneBeacon transaction as if it had closed on 3/31/17. 4. 2020 deployments include unfunded commitments of $298 million at 12/31/20, including WTM’s remaining equity commitment to Ark of $200 million, which was terminated in connection with Ark’s issuance of $163 million of unsecured subordinated debt in 3Q21. 5. Annualized market value per share returns are calculated using the closing share price on 5/31/22. 6. Average total value creation (tangible book value plus dividends) for 52 publicly-traded underwriters reported by Dowling & Partners. 7. Average performance for 59 publicly traded underwriters and brokers reported by Dowling & Partners. 8. Amounts reflect all unfunded commitments as if they were fully funded at 3/31/22. 1Q22 HG Global owners’ capital per share does not reflect dividends in connection with HG Global’s new senior debt facility; these are reflected in the 1Q22 PF amounts. 9. Ownership is presented on a fully-diluted, fully-converted basis with the exception of HG Global (preferred stock ownership is presented). Current ownership reflects the impact of 1H22 transactions. 10. BAM total premiums and BAM total pricing include (i) gross written premiums, (ii) member surplus contributions collected, (iii) the present value of future installment member surplus contributions not yet collected and (iv) gross written premium adjustments on existing installment policies. 11. Analysis measures (i) profitability using average combined ratios for the 2012-2021 period as weighted by annual GWP and (ii) volatility using weighted standard deviations of annual combined ratios reported for the 2012-2021 period. Criteria for inclusion are ten years of trading with more than GBP 100 million of gross written premiums in at least five of those years. Life syndicates, RITC syndicates and SPAs are excluded. Source: Insurance Insider (used with permission). 12. Ark Adjusted Combined Ratio metrics add back amounts attributable to third-party capital providers in all periods. Ark’s 2019 and 2020 adjusted combined ratios are presented on a UK GAAP basis as they precede WTM’s investment. 2021 is shown on a US GAAP basis. 13. Kudu dry powder and total deployed capital reflect 2Q22 activities, including (i) MassMutual’s minority equity investment in Kudu, (ii) WTM’s new equity investment in Kudu, and (iii) Kudu’s investment in Gramercy Funds Management. 14. Kudu Annualized Adjusted EBITDA (i) includes estimated revenues for newly acquired participation contracts at year end and (ii) excludes revenues from contracts sold. 15. Kudu total net capital reflects (i) equity capital net of distributions, (ii) debt capital, and (iii) retained earnings. 16. Kudu “1Q22 PF (Gramercy)” amounts reflect (i) MassMutual’s minority equity investment in Kudu, (ii) WTM’s new equity investment in Kudu and (iii) Kudu’s investment in Gramercy Funds Management. 17. Total Portfolio is shown on a non-GAAP basis as reconciled on p. 53 and p. 54 in the Appendices. It excludes BAM’s investment portfolio, Kudu’s investment portfolio, MediaAlpha, PassportCard/DavidShield, Elementum and unconsolidated other operating businesses. 18. Investment performance is shown on a non-GAAP basis as reconciled on p. 55 in the Appendices. 19. The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. 20. The inception date of the S&P P&C Insurance Total Return index was 9/11/89.

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP book value per share ("BVPS") to adjusted book value per share ("ABVPS") and growth in ABVPS to growth in ABVPS, Excluding MAX

($ millions, except per share amounts; shares in thousands)

	2019	2020	2021	1Q22A	1Q22PF
Numerator					
GAAP common shareholders' equity (GAAP BVPS numerator)	$ 3,262	$ 3,906	$ 3,548	$ 3,542	$ 4,379
Time value of money discount on BAM surplus notes [a]	(152)	(143)	(126)	(121)	(121)
HG Global's unearned premium reserve [a]	157	190	215	216	216
HG Global's net deferred acquisition costs [a]	(41)	(52)	(61)	(61)	(61)
Adjusted Common Shareholders' Equity (ABVPS numerator)	$ 3,225	$ 3,901	$ 3,576	$ 3,576	$ 4,413
Denominator					
Common shares outstanding (GAAP BVPS denominator)	3,185	3,102	3,018	2,994	2,994
Less: unearned restricted common shares	(18)	(15)	(14)	(24)	(24)
Adjusted Common Shares Outstanding (ABVPS denominator)	3,167	3,087	3,004	2,970	2,970
GAAP book value per share	$ 1,024	$ 1,259	$ 1,176	$ 1,183	$ 1,463
Adjusted book value per share	**$ 1,018**	**$ 1,264**	**$ 1,190**	**$ 1,204**	**$ 1,486**
Growth in GAAP BVPS, including dividends [b]	14.4%	23.1%	-6.5%	0.7%	24.5%
Growth in ABVPS, including dividends [b]	**14.8%**	**24.2%**	**-5.7%**	**1.2%**	**24.9%**
Remove net realized and unrealized losses from White Mountains's investment in MediaAlpha			10.0%		
Growth in ABVPS, Excluding MAX			**4.3%**		

[a] Amount reflects White Mountains's preferred share ownership of HG Global of 97%

[b] White Mountains declared $1.00 per share dividend in the first quarter of each period shown

48

49 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Comparison of GAAP book value per share ("BVPS") return to adjusted book value per share ("ABVPS") returns 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - BVPS -3.8% 8.5% 7.9% 9.3% 13.0% WTM - ABVPS Actual -3.0% 8.8% 8.0% 9.4% 13.0% WTM - ABVPS PF 19.8% 13.5% 10.3% 10.5% 13.7% Return periods ended March 31, 2022

50 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value and GAAP book value per share allocation of capital to ABV and ABVPS allocation of capital ($ millions, except per share amounts) 1Q22 Actual 1Q22 Pro Forma 1Q22 Owners' Capital Per Share GAAP Book Value Reclass UDC & Commit- ments Adjustments Adjusted Book Value Pro Forma Adjustments Pro Forma Adjusted Book Value GAAP Book Value Adjusted Book Value Pro Forma Adjusted Book Value HG Global 827$ -$ 34$ 861$ [a] (116)$ 745$ $ 276 290$ 251$ Ark 656 - - 656 - 656 219 221 221 Kudu 470 50 - 520 [b] 6 526 157 175 177 NSM 465 - - 465 (465) - 155 157 - MediaAlpha 280 - - 280 - 280 94 94 94 PassportCard / DavidShield 125 - - 125 - 125 42 42 42 Elementum 45 - - 45 - 45 15 15 15 Other operating businesses 80 27 - 107 [b] - 107 27 36 36 Strategic investments 166 17 - 183 [b] - 183 55 62 62 Other net assets 428 (377) - 51 [b] - 51 143 17 17 Undeployed capital (UDC) - 283 - 283 1,412 1,695 - 95 571 Total 3,542$ -$ 34$ 3,576$ 837$ 4,413$ 1,183$ 1,204$ 1,486$ [a] Adjusted book value is adjusted for (i) time value of money discount on BAM surplus notes and (ii) HG Global's unearned premium reserve and deferred acquisition costs [b] Adjusted book value includes unfunded commitments

51 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Ark's GAAP loss and loss adjustment expense ratio, insurance acquisition expense ratio, other underwriting expense ratio and combined ratio to their Adjusted Ratios Year Ended December 31, 2021 Quarter Ended March 31, 2022 ($ millions) GAAP TPC Share Adjusted GAAP TPC Share Adjusted Insurance premiums: Gross written premiums 1,059$ -$ 1,059$ 633$ -$ 633$ Net written premiums 859$ (7)$ 853$ 544$ 2$ 546$ Net earned premiums 637$ 76$ 714$ 194$ 5$ 199$ Insurance expenses: Loss and loss adjustment expenses 315$ 40$ 355$ 122$ 6$ 128$ Insurance acquisition expenses 178 - 178 50 - 50 Other underwriting expenses 65 9 74 22 1 23 Total insurance expenses 557$ 49$ 606$ 194$ 7$ 201$ Ratios: Loss and loss adjustment expense 49.4% 49.7% 62.7% 64.1% Insurance acquisition expense 27.9% 24.9% 25.7% 25.1% Other underwriting expense 10.1% 10.3% 11.4% 11.6% Combined Ratio 87.4% 84.9% 99.8% 100.8% Note: Periods that precede 2021 cannot be reconciled to GAAP as Ark was not consolidated with WTM until 2021

52 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliations of Kudu TTM GAAP net income to Kudu TTM Annualized Adjusted EBITDA and return on requity to Levered Return Trailing Twelve Months Ended ($ millions) 4Q20 4Q21 1Q22 TTM GAAP net income [a] 21$ 78$ 93$ Add back: Interest expense 6 12 9 Income tax expense (benefit) 7 30 28 Amortization of other intangible assets - 0 0 TTM EBITDA 34 120 130 Exclude: Net realized and unrealized (gains) losses (16) (90) (96) Non-cash equity-based compensation expense - 1 1 Transaction expenses 4 2 2 TTM Adjusted EBITDA 22 33 37 Adjust to annualize partial year revenues 2 9 11 Adjust to remove partial year revenues - (2) (2) Adjust to annualize recently acquired participation contracts 5 9 2 TTM Annualized Adjusted EBITDA 29 48 48 Remove: Interest expense (6) (12) (9) TTM Levered Annualized Adjusted EBTDA [b] 23$ 36$ 39$ Average GAAP equity [c] 284$ 400$ 477$ Return on equity [a/c] 7% 20% 20% Equity capital drawn, net [d] 299$ 346$ 345$ Levered Return [b/d] 8% 11% 11% Note: TTM periods that precede 1Q20 cannot be reconciled to GAAP as Kudu was not consolidated in White Mountains's results until 2Q19

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP fixed maturity and short-term investments to Fixed Income and GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities (Total Portfolio equals the sum of Fixed Income and Equities)

($ millions)		1Q22
GAAP fixed maturity and short-term investments	$	2,137
Remove: BAM fixed maturity and short term investments		(447)
Add: subadvisor cash, accrued income & net open payables/receivables		(1)
Add: certain GAAP other assets		78
Reclass: certain GAAP other long-term investments		292
Reclass: Insurance Linked Securities		52
Fixed Income	**$**	**2,111**
GAAP common equity securities, investment in MediaAlpha and other long-term investments	$	1,999
Remove: Kudu participation contracts		(692)
Remove: MediaAlpha		(280)
Remove: PassportCard / DavidShield		(125)
Remove: Elementum		(45)
Remove: Unconsolidated other operating businesses		(15)
Reclass: certain GAAP other long-term investments		(292)
Reclass: Insurance Linked Securities		(52)
Equities and Alternatives	**$**	**498**
Total Portfolio	**$**	**2,609**

53

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP common equity securities, investment in MediaAlpha and other long term investments to Equities and Equity Exposure

($ millions)		1Q22
Numerator		
GAAP common equity securities, investment in MediaAlpha and other long-term investments	$	1,999
Remove: Kudu participation contracts		(692)
Remove: MediaAlpha		(280)
Remove: PassportCard / DavidShield		(125)
Remove: Elementum		(45)
Remove: Unconsolidated other operating businesses		(15)
Reclass: certain GAAP other long-term investments		(292)
Reclass: Insurance Linked Securities		(52)
Equities and Alternatives		**498**
Add: Kudu participation contracts		692
Add: MediaAlpha		280
Equity exposure numerator	$	1,471
Denominator		
Common shareholders' equity	$	3,542
Non-controlling interest in Ark		224
Time value of money discount on BAM surplus notes [a]		(121)
HG Global's unearned premium reserve [a]		216
HG Global's net deferred acquisition costs [a]		(61)
Adjusted shareholders' equity	$	3,800
GAAP common equity securities, investment in MediaAlpha and other long-term investments exposure		56%
Equity Exposure		**38%**

[a] Amount reflects White Mountains's preferred share ownership of HG Global of 97%

54

55 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP investment returns to Total Return on Investment Portfolio, Fixed Income Return and Equity Return (returns in USD) 2020 2021 1Q22 GAAP total return on investment portfolio 31.9% -3.4% 0.8% Adjusting items Remove BAM invested assets -0.2% 0.3% 0.6% Remove Kudu participation contracts -1.6% -3.5% -1.1% Remove MediaAlpha -29.4% 10.2% -0.5% Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses 2.6% -1.0% -0.1% All other 0.2% -0.3% 0.0% Total Return on Investment Portfolio 3.5% 2.3% -0.3% GAAP fixed maturity and short-term investment return 4.9% -0.4% -3.2% Adjusting items Remove BAM invested assets 0.0% -0.1% 0.3% Reclass ILS & Other Fixed Income -0.1% 0.1% 0.4% All other 0.0% 0.0% 0.1% Fixed Income Return 4.8% -0.4% -2.4% GAAP common equity securities and other long-term investments return 80.0% -7.1% 5.3% Adjusting items Remove Kudu participation contracts -5.3% -2.7% 2.7% Remove MediaAlpha -99.5% 41.9% 0.0% Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses 21.7% -3.8% 0.4% Reclass ILS & Other Fixed Income 4.9% -3.0% 1.3% All other 0.9% 0.0% 0.0% Equity and Alternative Return 2.7% 25.3% 9.7%